Business Combinations	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Business Combinations
4. Business Combinations
On December 21, 2018, the Company completed its acquisition of the assets of Veritas, through our subsidiary Veritas Prep to accelerate its class and adaptive diagnostic assessment capabilities, among other reasons, in a transaction accounted for under the acquisition method of accounting. Veritas Prep is a test preparation and admissions business. The Company funded the acquisition of Veritas’ assets with $10.0 million of borrowings from its unsecured revolving debt facility. The purchase consideration was paid in cash.
The purchase price was allocated to acquired assets and assumed liabilities based on their estimated fair values at the date of acquisition. The following table presents the final total allocation of purchase consideration recorded in the Company’s Consolidated Balance Sheets as of the acquisition date
(in thousands)
:

Purchase price	$10,000
Allocation of purchase price:
Other current assets	297
Fixed assets	16
Intangible assets	4,299
Other assets	152

Total assets	4,764
Accounts payable and accrued expenses	481

Net assets required	4,283

Goodwill	$5,717

The acquired intangible assets includes a tradename which is being amortized on a straight-line basis over a
10-year
period. The fair value of goodwill related to the acquisition of Veritas Prep LLC is deductible for U.S. income tax purposes.
During the year ended December 31, 2018, the Company incurred $0.4 million of acquisition-related expenses associated with the acquisition which have been included in “General and administrative expenses” in its Consolidated Statement of Operations.